SCANA Nuclear Strategy
Presentation
June 2008
Bill Timmerman
Chairman, President & CEO
Jimmy Addison   Kevin Marsh
 Senior Vice President & CFO President - South Carolina Electric & Gas

PLANTS
&
OWNERSHIP

BASE LOAD GENERATION
2

Considerations:
• Fuel Supply Diversity
• Fuel Price Volatility
• Emissions
 - Carbon Tax
• Costs
Options:
• Nuclear
• Gas (Combined Cycle)
• Coal

NEW NUCLEAR
3

Technology
 • 2 Westinghouse AP1000 Reactors - 1,117 Mw each plant
 • Shared Ownership - 55% to SCE&G, 45% to Santee Cooper
 • Generation III - passive design - NRC approved
 • 60 Year design life - modular construction concept
 • 4 years to construct 1st plant (on-line 2016)
 • 3 years to complete 2nd plant (on-line 2019)
Spent Fuel
 • On-site pool storage for 18 years followed by dry cask storage
Federal Incentives
 • Production Tax Credits
 • Loan Guarantee Program
 • Government Backed Insurance

Ownership
4

  Existing Unit:   New Units:
Plants:   1 PWR Unit @ 966 Mw*   2 AP1000 Units @ 1,117 Mw each
   Total Mw = 966    Total Mw = 2,234
Owners:  SCE&G (2/3) = 644 Mw   SCE&G (55%) = 1,229 Mw
  Santee Cooper (1/3) = 322 Mw  Santee Cooper (45%) = 1,005 Mw
Operator: SCE&G     SCE&G
  * Outstanding 25 year service record

CONTRACT

EPC CONTRACT / BLRA STRUCTURE
7 EPC Cost Categories
 • 4 Fixed/Fixed with Escalation (> 50% of Total)*
 • 3 Variable Based on Actual Cost
 • Risk Profile for Each Category
2 Owners’ Cost Categories
 • Variable Risk Profile
Price Escalation linked to Indices in BLRA
 • Handy-Whitman Construction Indices • GDP Chained Index
 1. All Steam Generation Index
 2. All Steam & Nuclear Index
 3. Transmission Index
Contingencies
 • Contractual
 • SCANA
6

*Note: Confidentiality agreement with Consortium prevents further disclosure

SCE&G BLRA APPLICATION - EXHIBIT I, CHART A
Public Version
7

MAJOR CONTRACTUAL CONSIDERATIONS
8

REGULATORY APPROVALS

NRC:
COL Filed:   March 31, 2008
COL Docketing:    Expected August 2008
COL Review:   2008 - 2011
COL Issued:    Late 2011
SCPSC:
BLRA Filed:   May 30, 2008
BLRA Testimony/Discovery: Summer / Fall 2008
BLRA Hearing:   Fall 2008
BLRA Order:   February 2009
REGULATORY APPROVALS

2005
2006
2007
2008
2010
2012
2013
2014
2015
2016/2019
Decision to
Develop COL
Application
Decision to
Submit COL
Application
Decision to
Construct
Full Power
Operation
Prepare COL
Application
NRC Review &
Hearing
Plant Construction &
Startup
Prepare Site
Decision to
Fuel
load
License
BLRA
Decision
11

DECISION TIME LINE

FINANCING
&
EARNINGS

   (Millions)
Plant Costs       $5,411    $4,403 / Kw
 - includes Owner’s Costs
 and Contingencies
Transmission Costs       $638   $519 / Kw
- Unit 2 = $136
- Unit 3 = $502
PROJECTED CAPEX
13

SCE&G Share*
($ in Future Value)
AFUDC     $264  $215 / Kw
Gross Construction  $6,313 $5,137 / Kw
*SCE&G 55% of 2 plants = 1,229 Mw

														Future $/kw
	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Total
Plant	21	183	458	637	697	734	752	681	503	377	240	128	5,411	4,403

Transmission	--	--	--	--	--	2	16	46	73	4	190	307	638	519

AFUDC	1	5	18	25	31	34	34	34	28	13	17	24	264	215

Gross Construction	22	188	476	662	728	770	802	761	604	394	447	459	6,313	5,137
PROJECTED CAPEX
14

SCE&G Share*
(Future Value)
*SCE&G 55% of 2 plants = 1,229 Mw
Millions of $

15

PROJECTED CAPEX
SCE&G Share
(Millions of $ in Future Value)

	2008	2009	2010	Total
Construction Cash	183	458	637	1,278

DEBT*
New Issues	90	230	320	640
Total	90	230	320	640	50%

EQUITY*
Internal Funds	50	--	80	130
Stock Plan Sales	40	80	90	210
Public Offerings	--	150	150	300
Total	90	230	320	640	50%

	AMOUNT (Millions)	RATIO	EMBEDDED COSTS	WEIGHTED AVERAGE COST OF CAPITAL

Long-Term Debt	$2,211	44.68%	6.22%	2.78%

Preferred Stock	$114	2.31%	6.42%	0.15%

Common Equity	$2,623	53.01%	11.00%	5.83%

Total Capitalization	$4,948	$100.00		8.76%

* December 2007 actual adjusted for actual and planned debt issuances in 2008

BASE LOAD REVIEW PROCESS
Initial Rates & Prudence:
• Base Load Review
 Application (BLRA)
 -incorporates siting
 -return on Nuclear CWIP
 -order within 9 months
Initial
Filing
Notice
Mar. ‘08
Filing
May
Fall ‘08
Hearing
Decision
&
New Rates
Feb./Mar. ‘09
Discovery

Hypothetical Timeline

BASE LOAD REVIEW PROCESS
Initial Rates & Prudence:
• Base Load Review
 Application (BLRA)
 -incorporates siting
 -return on Nuclear CWIP
 -order within 9 months
Initial
Filing
Notice
Mar. ‘08
Filing
May
Fall ‘08
Hearing
Decision
&
New Rates
Feb./Mar. ‘09
Discovery
Annual
Filings
Filing
New
Rates
Filing
New
Rates
Filing
New
Rates
May ‘09
Oct. ‘09
May ‘10
Oct. ‘10
May ‘14
Oct. ‘14

Subsequent Rate:
• Annual Revised Rate
 Adjustments (RRA)
 -CWIP balance through
  filing date
 -order within 5 months
Hypothetical Timeline

BASE LOAD REVIEW PROCESS
Initial Rates & Prudence:
• Base Load Review
 Application (BLRA)
 -incorporates siting
 -return on Nuclear CWIP
 -order within 9 months
Initial
Filing
Notice
Mar. ‘08
Filing
May
Fall ‘08
Hearing
Decision
&
New Rates
Feb./Mar. ‘09
Discovery
Annual
Filings
Filing
New
Rates
Filing
New
Rates
Filing
New
Rates
May ‘09
Oct. ‘09
May ‘10
Oct. ‘10
May ‘14
Oct. ‘14
In-Service
Filing
Sep. ‘15
Apr. ‘16
Includes budgeted costs
for production:
 •O&M
 •Depreciation
 •Property Taxes
 •Etc.

Subsequent Rate:
• Annual Revised Rate
 Adjustments (RRA)
 -CWIP balance through
  filing date
 -order within 5 months
In-Service Filing:
• Includes budgeted
 operational costs:
 -O&M
 -Depreciation
 -Property taxes
 -Etc.
Hypothetical Timeline
Unit 2
Unit 3
Jun. ‘18
Jan. ‘20

KEY ASSUMPTIONS

Assumptions Included in Filing……..
Assumptions NOT Included in Filing……..
•2 plants - AP1000 technology @ 1,117 Mw each
•Ownership - SCE&G 55% = 1,229 Mw, Santee Cooper 45% = 1,005 Mw
•Additional Equity Required to Maintain Regulated Cap Structure of 52% - 54%
•Federal Tax Credits (post operational)
•Average Annual Retail Rate Increase of 2.49% During Construction
•Supporting Transmission
•Loan Guarantees
•Government Backed Insurance
•Retirement of Any Current Generation Assets

PROJECTED NUCLEAR RATE IMPACT

	2009
	Mar	Oct.	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	Total
Increase	$9	$48	$66	$88	$97	$100	$100	$83	$298	$53	$71	$216	$0	$1,229

Projected % increase - Gross	0.49%	2.8%	2.8%	3.8%	3.5%	4.0%	3.7%	2.8%	10.4%	1.1%	1.6%	5.9%	-0.6%	Avg. 3.32%
Nuclear Fuel Impact on Increase	--	--	--	--	--	--	--	--	($247)	$23	$36	($165)	--	($353)
Projected % increase - Net of Nuclear Fuel	0.49%	2.8%	2.8%	3.8%	3.5%	4.0%	3.7%	2.8%	1.4%	2.2%	3.1%	1.1%	-0.5%	Avg. 2.49%
(Millions of $ in Future Value)

	2003	2004	2005	2006	2007	2008	6-Year Avg. Annual Growth
Dividends Declared Per Share	$1.38	$1.46	$1.56	$1.68	$1.76	$1.84*	6.0%
*Indicated annual rate
EARNINGS & DIVIDENDS
Dividend History
Increased annual cash dividend 8 consecutive
years and in 54 of last 56 years
Long-term Earnings Drivers:
• Normal weather in utility
 service areas
• Continued strong regional
 customer growth
• Additions to rate base
 - Growth
 - Environmental
 - New Generation
• Supportive regulatory
 environment
• Sustained profitability of
 non-regulated businesses
• Continue effective O&M
 cost controls
• Not M&A dependent
Common Dividends
Dividend Policy:
To increase the annual cash dividend at a rate that reflects the earnings growth in the Company’s businesses, while maintaining a payout ratio of 55-60%
Earnings Goal:
To increase EPS by an average of 4-6% annually over the next 3-5 years

SAFE HARBOR STATEMENT
Statements included in this presentation which are not statements of historical fact are intended to be, and are hereby identified as, “forward-
looking statements” for purposes of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended. Forward-looking statements include, but are not limited to, statements concerning future debt issuance, cost of capital, capital structure, revised rates filings, effective dates of rates, inflation rates, construction costs, AFUDC rates, capital expenditures, construction schedules, licensing and permitting activities, completion dates for new units, investment tax credits, fuel costs, generation mix, customer and demand growth, natural gas prices, uranium prices, coal prices, CO2 emission costs, and construction and permitting
contingencies and risks. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,”
“expects,” “forecasts,” “plans,” “anticipates,” “believes,” “estimates,”
“projects,” “predicts,” “potential” or “continue” or the negative of these terms or other similar terminology. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: (1) the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment; (2) regulatory actions, regulatory delay, and intervention by opposing parties in licensing and permitting proceedings; (3) collateral lawsuits, appeals and other litigation; (4) changes in rate regulation, environmental laws and regulations, and nuclear safety laws and regulations; (5) changes in the cost or availability of labor, equipment, components and materials; (6)
performance of key contractors or suppliers of key components or services; (7) transportation and shipping problems; (8) delays in construction related to weather conditions or natural disasters both in
South Carolina and affecting suppliers and contractors; (9) changes in the economy, especially in areas served by South Carolina Electric &
Gas Company (SCE&G or the Company); (10) changes in the public, political and regulatory perception and support for nuclear power; (11)
the results of financing efforts; (12) changes in SCANA’s or its subsidiaries’ accounting rules and accounting policies; (13) payment by counterparties as and when due; (14) the results of efforts to license, site and construct facilities for baseload electric generation; (15) the availability and prices of fuels such as coal, natural gas and enriched uranium used to produce electricity; (16) the level and volatility of future market prices for such fuels and purchased power; (17) the impact of competition from alternate energy sources; (18) the availability of purchased power and natural gas for distribution; (19) inflation; (20)
capital market conditions; (21) compliance with regulations; and (22)
the other risks and uncertainties described in Exhibit J to this
Application and as described from time to time in the periodic reports filed by SCANA Corporation or SCE&G with the United States
Securities and Exchange Commission (SEC). The Company disclaims any obligation to update any forward-looking statements.
Questions ???

Nuclear Strategy Presentation - June 2008